SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Materials Pursuant toss.240.14a-11(c) orss.240.14a-12

                          PROGRESSIVE RETURN FUND, INC.
                 Name of Registrant as Specified In Its Charter

                                       N/A
      Name of Person(s) Filing Proxy Statement if other than the Registrant

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       1) Title of each class of securities to which transaction applies:

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       2) Aggregate number of securities to which transaction applies:

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       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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       4) Proposed maximum aggregate value of transaction:


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       5) Total fee paid:

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[ ]    Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which such offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

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       2) Form, Schedule or Registration Statement No.:

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       3) Filing Party:

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       4) Date Filed:

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                    THIS PRELIMINARY PROXY MATERIAL IS FILED
                           FOR THE INFORMATION OF THE
                    SECURITIES AND EXCHANGE COMMISSION ONLY.



                          PROGRESSIVE RETURN FUND, INC.
                               383 Madison Avenue
                            New York, New York 10179

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held On Thursday, April 18, 2002

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Progressive Return Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the executive offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, 13th Floor, Conference Room 301, New York, New York 10179 on Thursday, April 18, 2002, at 11:00 a.m., for the following purposes:

     1. To elect two Class II Directors to hold office until the year 2005 Annual Meeting of Stockholders (Proposal 1);

     2. To ratify the selection of Tait, Weller & Baker as the Fund's independent accountants for the year ending December 31, 2002 (Proposal 2);

     3. To approve a one-for-four reverse stock split of the Fund's issued and outstanding shares of common stock and the amendment to the Articles of Incorporation (Proposal 3); and

     4. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 15, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at this Meeting or any adjournment thereof. The stock transfer books will not be closed.

     Copies of the Fund's most recent annual report may be ordered free of charge to any stockholder by writing to the Fund at c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179, or by calling collect (212) 272-2093.

                                             By Order of the Board of Directors,

                                             Thomas R. Westle
                                             Secretary
Dated    March 25, 2002

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

                           INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  REGISTRATION


CORPORATE ACCOUNTS                                            VALID SIGNATURE

(1)  ABC Corp..........................................ABC Corp. (by John Doe,
                                                                  Treasurer)
(2)  ABC Corp..........................................John Doe, Treasurer
(3)  ABC Corp.
     c/o John Doe, Treasurer...........................John Doe
(4)  ABC Corp. Profit Sharing Plan.....................John Doe, Trustee

TRUST ACCOUNTS

(1)  ABC Trust.........................................Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
     u/t/d/ 12/28/78...................................Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1)  John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA.....................John B. Smith
(2)  John B. Smith.....................................John B. Smith, Jr.,
                                                                        Executor

                          PROGRESSIVE RETURN FUND, INC.
                               383 Madison Avenue
                            New York, New York 10179
                         -------------------------------

                                 PROXY STATEMENT
                                       for
                         ANNUAL MEETING OF STOCKHOLDERS
                     to be held on Thursday, April 18, 2002

                         -------------------------------

GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Progressive Return Fund, Inc., a Maryland corporation (the "Fund") for use at the Annual Meeting of Stockholders for the year 2002 (the "Meeting") to be held at the executive offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, 13th Floor, Conference Room 301, New York, New York 10179 on Thursday, April 18, 2002, at 11:00 a.m., New York time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to stockholders on or about March 21, 2002.

         Any stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Messrs. Edwin Meese III and Ralph W. Bradshaw as the nominees for Director, FOR the ratification of the selection of Tait, Weller & Baker as the independent accountants of the Fund for the year ending December 31, 2002, and FOR the approval of the one-for-four reverse stock split of the Fund's issued and outstanding shares of common stock and the amendment to the Articles of Incorporation.

         In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.

         Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record one-third of the outstanding shares of common stock of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

         The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund or Bear Stearns Funds Management Inc., the administrator to the Fund (the "Administrator").

         Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on March 15, 2002 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on March 15, 2002 was _________. The Fund is a closed-end, non-diversified management investment company.

         Copies of the Fund's most recent annual report may be ordered free of charge to any stockholder by writing to the Fund at c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179, or by telephone by calling the Fund collect. This report is not to be regarded as proxy-soliciting material.

         This Proxy Statement is first being mailed to stockholders on or about March 25, 2002.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


         In accordance with the Fund's By-laws, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. Each class has a term of three years and each year the term of office of one class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

         At the Meeting, stockholders will be asked to elect two Class II Directors to hold office until the year 2005 Annual Meeting of Stockholders or thereafter until each of their respective successors is duly elected and qualified. The term of office of the Class I Directors, currently consisting of Messrs. Thomas H. Lenagh and Andrew A. Strauss, expires at the year 2004 Annual Meeting of Stockholders or thereafter in each case until their successors are duly elected and qualified. The term of office of the Class III Directors, Messrs. Glenn W. Wilcox, Sr. and Scott B. Rogers, expires at the year 2003 Annual Meeting of Stockholders or thereafter in each case until their successors are duly elected and qualified.

         At the Meeting, stockholders will be asked to vote for the election of Messrs. Ralph W. Bradshaw and Edwin Meese III as Class II Directors to serve until the year 2005 Annual Meeting of Stockholders or thereafter until each of their successors is duly elected and qualified. If elected, each nominee has consented to serve as a director of the Fund until his successor is duly elected and qualified.

         The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Ralph W. Bradshaw and Edwin Meese III. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

         The following table sets forth the names, addresses, ages and principal occupations of each of the nominees for election as Class II Directors, and the number of shares of common stock of the Fund beneficially owned by each of them, directly or indirectly, as of March 15, 2002:

                                    NOMINEES



Class II Directors to serve until the Year 2005 Annual Meeting of Stockholders:

                                                                  POSITION
                                                                  WITH THE              SHARES OF COMMON STOCK
                                  PRINCIPAL OCCUPATION              FUND                  BENEFICIALLY OWNED*
            NOMINEE                 OVER LAST 5 YEARS               SINCE     AGE      AMOUNT               %
-----------------------------------------------------------------------------------------------------------------

Edwin Meese III             Distinguished Fellow, The Heritage       2001      70         --**              --%
The Heritage Foundation     Foundation, Washington D.C.;
214 Massachusetts Ave NE    Distinguished Visiting Fellow at the
Washington D.C. 20002       Hoover Institution, Stanford
                            University; Distinguished Senior
                            Fellow at the  Institute of United
                            States Studies, University  of
                            London; Formerly U.S. Attorney
                            General under President Ronald
                            Reagan; Director of Cornerstone
                            Strategic Value Fund, Inc., The
                            Cornerstone Strategic Return Fund,
                            Inc. and Perrigrine Corporation
                            (2001).

Ralph W. Bradshaw***        Chairman of the Board of Directors       1999      51       2,500**             --%
One West Pack Square        and President of the Fund;
Suite 1650                  President, Director and Shareholder
Asheville, NC 28801         of Cornerstone Advisors, Inc.; Vice
                            President, Deep Discount Advisors,
                            Inc. (1993-1999); Director of The
                            Austria Fund, Inc., The SmallCap
                            Fund, Inc., Cornerstone Strategic
                            Value Fund, Inc., EIS Fund, Inc. and
                            The Cornerstone Strategic Return
                            Fund, Inc.

----------------
* Unless otherwise noted, each nominee directly owns and has sole voting and investment power with respect to the listed shares.

** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the directors.

*** Mr. Bradshaw is an "interested person" as defined in the Investment Company Act of 1940 ("Investment Company Act").

                          REMAINING BOARD OF DIRECTORS

         The following tables set forth the names, ages and principal occupations of each of the remaining Directors of the Fund, and the number of shares of common stock of the Fund beneficially owned by them, directly or indirectly, as of March 15, 2002:



Class I Directors serving until the Year 2004 Annual Meeting of Stockholders:

                                                                  POSITION
                                                                   WITH THE           SHARES OF COMMON STOCK
                                    PRINCIPAL OCCUPATION            FUND                 BENEFICIALLY OWNED*
           NOMINEE                    OVER LAST 5 YEARS             SINCE     AGE      AMOUNT           %
-------------------------------------------------------------------------------------------------------------
Andrew A. Strauss           Attorney and senior member of            2000      48       400**            --%
77 Central Avenue           Strauss & Associates, P.A.,
Suite F                     Attorneys, Asheville, N.C.; previous
Asheville, NC  28801        President of White Knight
                            Healthcare, Inc. and LMV  Leasing,
                            Inc., a wholly owned  subsidiary  of
                            Xerox  Credit Corporation; Director
                            of The Cornerstone  Strategic Return
                            Fund,  Inc., Cornerstone Strategic
                            Value Fund, Inc. and EIS Fund, Inc.,
                            Memorial Mission Hospital Foundation
                            and Deerfield Episcopal Retirement
                            Community.

Thomas H. Lenagh            Chairman of the Board of Inrad           2001      79        --**            --%
13 Allen's Corner Road      Corp.; Independent Financial
Flemington, NJ 08822        Adviser; Director of Cornerstone
                            Strategic Value Fund, Inc., The
                            Cornerstone Strategic Return Fund,
                            Inc., Gintel Fund, The Adams Express
                            Corp. and Petroleum and Resources
                            Corporation, and ICN Pharmaceuticals

-------------------------

* Unless otherwise noted, each director directly owns and has sole voting and investment power with respect to the listed shares.

** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the nominees.

Class III Directors serving until the Year 2003 Annual Meeting of Stockholders:


                                                                   POSITION              SHARES OF COMMON STOCK
                                                                   WITH THE              BENEFICIALLY OWNED ON*
                                    PRINCIPAL OCCUPATION             FUND
           DIRECTOR                   OVER LAST 5 YEARS              SINCE     AGE     AMOUNT            %
----------------------------------------------------------------------------------------------------------------

Glenn W. Wilcox, Sr.        Chairman of the Board  and Chief         2000      70      1,000**          --%
One West Pack Square        Executive Officer of Wilcox Travel
Suite 1700                  Agency; Director, Champion
Asheville, NC 28801         Industries, Inc.; Chairman, Tower
                            Associates, Inc. (a  real  estate
                            venture); Member of the Board of
                            Wachovia Corp.; Board Trustee and
                            Chairman, Appalachian State
                            University; Board Trustee and
                            Director, Mars Hill College;
                            Director of Cornerstone Strategic
                            Value Fund, Inc., The Cornerstone
                            Strategic Return Fund, Inc. and EIS
                            Fund, Inc.

Scott B. Rogers             Chief Executive Officer, Asheville       2000      46        --**           --%
30 Cumberland Ave.          Buncombe Community Christian
Asheville, NC 28801         Ministry; President, ABCCM Doctor's
                            Medical Clinic; Director of
                            Southeastern Jurisdiction Urban
                            Networkers; Director, A-B  Vision
                            Board, Appointee, NC  Governor's
                            Commission on Welfare to Work;
                            Chairman and Director, Recycling
                            Unlimited; Director,
                            Interdenominational Ministerial
                            Alliance; Director of Cornerstone
                            Strategic Value  Fund, Inc., The
                            Cornerstone Strategic  Return  Fund,
                            Inc. and EIS Fund, Inc.


-------------------------

* Unless otherwise noted, each director directly owns and has sole voting and investment power with respect to the listed shares.

** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the nominees.


         EXECUTIVE OFFICERS

         In addition to Mr. Bradshaw, the current officers of the Fund are:

                                                                     OFFICER
OFFICER                                    TITLE            AGE       SINCE
-------                                    -----            ---       -----
Gary A. Bentz                          Vice President       45        2001
One West Pack Square                   and Treasurer
Suite 1650
Asheville, NC 28801

Thomas R. Westle                         Secretary          48        2001
405 Park Avenue
New York, New York 10022


       Mr. Bentz, currently serves as the Vice President of Cornerstone Advisors, Inc. ("Cornerstone Advisors"), the Fund's investment manager; as a Director to The Austria Fund, Inc. and EIS Fund, Inc.; and as Treasurer and Vice President of Cornerstone Strategic Value Fund, Inc., The Cornerstone Strategic Return Fund, Inc. and EIS Fund, Inc., three other funds which Cornerstone Advisors serves as investment manager. From 1993-2000, Mr. Bentz served as the Chief Financial Officer of Deep Discount Advisors, Inc., a registered investment adviser.

       Mr. Westle has served as a partner of Spitzer & Feldman P.C., a law firm, since 1998. Prior to this, Mr. Westle was a partner at Battle Fowler LLP. Mr. Westle also serves as the Secretary for Cornerstone Strategic Value Fund, Inc., The Cornerstone Strategic Return Fund, Inc. and EIS Fund, Inc.

       Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment manager during its prior fiscal year. The following table provides information concerning the compensation paid during the year ended December 31, 2001, to each Director of the Fund. All of the Directors received compensation for serving as a Director of Cornerstone Strategic Value Fund, Inc. and The Cornerstone Strategic Return Fund, Inc., which were also managed by Cornerstone Advisors during the year ended December 31, 2001. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.


                                            Aggregate
                                           Compensation    Total Compensation From Other    Total Compensation From All
                              Director    From Fund for     Funds Advised by Cornerstone   Funds Advised by Cornerstone
     Name of Director          Since          2001              Advisors for 2001               Advisors for 2001
--------------------------------------------------------------------------------------------------------------------------
   Ralph W. Bradshaw            1999         $24,671                  $33,950                         $58,621

  Glenn W. Wilcox, Sr.          2000          $7,850                  $18,300                         $26,150

   Andrew A. Strauss            2000          $7,850                  $18,300                         $26,150

    Edwin Meese III             2001          $6,650                  $15,800                         $22,450

    Scott B. Rogers             2000          $7,850                  $18,300                         $26,150

    Thomas H. Lenagh            2001          $6,650                  $16,350                         $23,000

   William A. Clark*            2000          $7,295                  $24,450                         $31,745

-------------------------
* Mr. Clark resigned from his position as a member of the Board of Directors of the Fund on January 31, 2001.

         Each Director attended at least seventy-five (75%) percent or more of the six (6) meetings of the Board of Directors (including regularly scheduled and special meetings) held during the period for which he was a Director.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's common stock, and the Fund's investment manager and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, the Fund's investment manager and its directors and officers have complied with all applicable filing requirements during the year ended December 31, 2001.

REQUIRED VOTE

         Directors are elected by a plurality (a simple majority of the votes cast at the meeting) of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. EDWIN MEESE III AND RALPH W. BRADSHAW AS CLASS II DIRECTORS OF THE FUND.

                                 PROPOSAL NO. 2

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The second proposal to be submitted will be the ratification or rejection of the selection by the Board of Directors of Tait, Weller & Baker as independent public accountants of the Fund for the year ending December 31, 2002. At a meeting held on February 25, 2002, the Board of Directors, including those directors who are not "interested persons" of the Fund, approved the selection of Tait, Weller & Baker for the year ending December 31, 2002. Such selection is being submitted to the stockholders for ratification. The engagement of Tait, Weller & Baker is conditioned on the right of the Fund, by majority vote of its stockholders, to terminate such employment.

         Tait Weller & Baker has informed the Fund that neither it nor any of its partners has any direct or indirect financial interest in the Fund. A representative of Tait Weller & Baker will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.



REQUIRED VOTE

         Ratification of the selection of Tait Weller & Baker as independent accountants of the Fund requires the affirmative vote of the holders of a simple majority, defined as a majority of the votes cast by holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes and may be considered votes cast for the foregoing purpose.


THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF TAIT, WELLER & BAKER AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                 PROPOSAL NO. 3

                 APPROVAL OF ONE-FOR-FOUR REVERSE STOCK SPLIT OF
                THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK
               AND THE AMENDMENT TO THE ARTICLES OF INCORPORATION

         The Board of Directors has determined that it is in the best interests of the Fund and the stockholders to approve an amendment to Article V of the Fund's Articles of Incorporation to effect a reverse stock split of the Fund's common stock on the basis of one new share of common stock for each four shares (1-for-4) of presently outstanding common stock.

         The Articles of Amendment to the Articles of Incorporation will not reduce the total number of authorized shares of capital stock of 100,000,000 shares, or the par value of the Fund's common stock. As of March 15, 2002, ________ shares of common stock were issued and outstanding, ______ shares were held in treasury and _____ shares remained unissued.

         The text of the proposed amendment is attached to this Proxy Statement as Exhibit A.

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

         The immediate effect of a reverse stock split would be to reduce the number of shares of common stock outstanding, thereby, increasing the net asset value ("NAV") per share. A reduction of the number of shares outstanding could potentially impact the liquidity of the Fund's common stock on the NYSE, especially in the case of larger block trades. A reverse stock split may also result in an increase in the market price of the Fund's common stock. However, the effect of any reverse stock split upon the market price of the Fund's common stock cannot be predicted. The Fund cannot assure stockholders that the market price of its common stock after the reverse stock split will rise in exact proportion to the reduction in the number of shares of common stock outstanding. Also, as stated above, there can be no assurance that a reverse stock split would lead to a sustained increase in the market price of the Fund's common stock, that the market price would remain above the thresholds required by the NYSE, or that the Fund will be able to continue to meet the other continued listing requirements of the NYSE.

EFFECTS ON OWNERSHIP BY INDIVIDUAL STOCKHOLDERS. If the Fund implements a reverse stock split, the number of shares of common stock held by each stockholder would be reduced by dividing the number of shares held immediately before the reverse split by the exchange ratio. Any shares below one whole share shall receive fractional shares.

         The Fund will issue fractional shares for any fractional interest in a share to which such stockholder would otherwise be entitled as a result of the reverse split, as described below. The reverse stock split would affect the Fund's common stock uniformly and would not affect any stockholder's percentage ownership interests in the Company or proportionate voting power.

OTHER EFFECTS ON OUTSTANDING SHARES. The reverse stock split may result in some stockholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots may be higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

PROCEDURE FOR EFFECTING THE REVERSE STOCK SPLIT AND EXCHANGE OF STOCK
CERTIFICATES

         If the Stockholders approve the proposed amendment to the Fund's Articles of Incorporation, the Board of Directors may elect whether or not to declare the reverse stock split at any time after the Meeting. The reverse stock split would be implemented by filing the Articles of Amendment to the Articles of Incorporation with the Maryland Department of Assessments and Taxation, and the reverse stock split would become effective on the date of the filing.

         As of the effective date of a reverse stock split, each certificate representing shares of the Fund's common stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of common stock resulting from the reverse stock split.

         The Fund expects that its transfer agent would act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, stockholders would be notified of the effectiveness of the reverse split. Stockholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a stockholder until the stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

FRACTIONAL SHARES

         The Fund will issue fractional shares in connection with a reverse stock split. Stockholders will receive fractional shares if they hold a number of shares not evenly divisible by the exchange ratio.

NO APPRAISAL RIGHTS

         No appraisal rights are available under the Maryland General Corporation Law with respect to the reverse stock split, and we will not independently provide stockholders with any such rights. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally.

ACCOUNTING CONSEQUENCES

         The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced in proportion with the exchange ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of our common stock outstanding.

U.S. FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of material U.S. federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares are held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of the stockholder. Each stockholder is urged to consult with the stockholder's own tax advisor with respect to the consequences of the reverse stock split.

         No gain or loss should be recognized by a stockholder upon the stockholder's exchange of shares pursuant to the reverse stock split. The aggregate tax basis of the shares received in the reverse stock split, including any fraction of a share deemed to have been received, would be the same as the stockholder's aggregate tax basis in the shares exchanged. The stockholder's holding period for the shares would include the period during which the stockholder held the pre-split shares surrendered in the reverse stock split.

         Our view regarding the tax consequence of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which he or she resides. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences of the reverse stock split.

Required Vote

         The affirmative vote of a majority of all outstanding shares of common stock of the Company entitled to vote at the Meeting is required for approval of the reverse stock split and the amendment to the Articles of Incorporation. Abstentions and broker non-votes will have the same effect as a vote against the proposal.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED REVERSE STOCK SPLIT AND THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

                                 AUDIT COMMITTEE

         The Fund's Audit Committee is currently composed of five independent directors, Messrs. Wilcox, Strauss, Meese, Lenagh and Rogers. The principal functions of the Audit Committee include but are not limited to: (i) recommendations to the Board for the appointment of the Fund's independent accountants; (ii) review of the scope and anticipated cost of the independent accountant's audit; and (iii) consideration of the independent accountant's reports concerning their conduct of the audit, including any comments or recommendations the Board of Directors might make in connection thereto. The Audit Committee convened three times during the fiscal year ended December 31, 2001. Each member of the Audit Committee attended at least seventy-five percent (75%) or more of the three meetings of the Audit Committee.

         On June 1, 2000, the Audit Committee, followed by the full Board of Directors, adopted a written charter setting forth the duties and responsibilities of the Audit Committee, and such charter was reapproved by the Board of Directors on February 9, 2001 and February 14, 2002, respectively. The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of Tait, Weller & Baker, as the Fund's independent accountants.

         Since inception, PricewaterhouseCoopers LLP had acted as the Fund's independent public accountants. The following table sets forth the aggregate fees billed by PricewaterhouseCoopers LLP, the independent accountants for the Fund's most recent fiscal year, for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders ("Audit Fees"); (ii) financial information systems design and implementation services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the investment manager that provides services to the Fund ("Financial Information Systems Design"); and (iii) all other services provided to the Fund, its investment manager and entities that control, are controlled by or under common control with the Fund's investment manager that provides services to the Fund ("All Other Fees").

---------------- --------------------------------------- -----------------------
  AUDIT FEES      FINANCIAL INFORMATION SYSTEMS DESIGN         ALL OTHER FEES
---------------- --------------------------------------- -----------------------
       $                           $                                  $
---------------- --------------------------------------- -----------------------

         The Fund has no nominating or compensation committees.

AUDIT COMMITTEE REPORT

         The Audit Committee has met and held discussions with the Fund's Administrator, Bear Stearns Funds Management Inc., and the Fund's independent accountants. The Administrator represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

         The Fund's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants' their independence, in light of the services they were providing.

         Based upon the Audit Committee's discussion with the Fund's Administrator and the independent accountants and the Audit Committee's review of the representations of the Fund's Administrator and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commission.

                                                    Respectfully submitted,


                                                    Glenn W. Wilcox, Sr.
                                                    Andrew A. Strauss
                                                    Edwin Meese III
                                                    Thomas H. Lenagh
                                                    Scott B. Rogers

                      INFORMATION PERTAINING TO THE FUND'S
                      INVESTMENT ADVISER AND ADMINISTRATOR


THE INVESTMENT ADVISER

         Cornerstone Advisors, Inc., which has its principal office at One West Pack Square, Suite 1650, Asheville, North Carolina 28801, was organized in February of 2001, to provide investment management services to closed-end investment companies and is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors, Inc. is the investment manager to three other closed-end funds, Cornerstone Strategic Value Fund, Inc., EIS Fund, Inc. and The Cornerstone Strategic Return Fund, Inc.

         Mr. Bradshaw owns fifty percent (50%) of the total outstanding shares of common stock of Cornerstone Advisors, Inc. and is Chairman of the Board, President and Director of the Fund. Mr. Bentz, who is the Vice President and Treasurer of the Fund, also owns fifty percent (50%) of the total outstanding shares of common stock of Cornerstone Advisors, Inc. The address of Messrs. Bradshaw and Bentz are One West Pack Square, Suite 1650, Asheville, North Carolina 28801.



THE ADMINISTRATOR

         Bear Stearns Funds Management Inc. (the "Administrator"), whose address is 383 Madison Avenue, 23rd Floor, New York, New York 10179, currently acts as the administrator of the Fund.


                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

         The following table sets forth the beneficial ownership of shares of the Fund, as of February 13, 2002, by each person known to the Fund to be deemed a beneficial owner of more than five (5%) percent of the total outstanding shares of common stock of the Fund:




NAME AND ADDRESS OF BENEFICIAL OWNER        SHARES OF COMMON STOCK          % OF FUND'S OUTSTANDING
                                               BENEFICIALLY OWNED           SHARES BENEFICIALLY OWNED

Deep Discount Advisors, Inc.(1)                       721,900                        --%
One West Pack Square, Suite 777
Asheville, NC  28801

Ron Olin Investment(1)                               544,500                         --%
Management Company
One West Pack Square, Suite 777
Asheville, NC  28801

Ron Olin(2)                                         1,268,100                        --%
One West Pack Square, Suite 777
Asheville, NC 28801

------------------------------------------------------------------------------------------------------------------------------------
(1)      Based solely upon information presented in a Schedule 13G/A, dated
         February 15, 2002, filed jointly by Deep Discount Advisors, Inc. and
         Ron Olin Investment Management Company. Pursuant to that Schedule 13G, each respective entity has both sole voting and dispositive power, as well as shared voting and dispositive power, over the shares beneficially owned. The Fund does not have any knowledge of who the ultimate beneficiaries are of the Fund's Shares.

(2) Based solely upon information presented in Schedule 13D, dated November 23, 2001.


         Additionally, on March 15, 2002, Cede & Co., a nominee for participants in the Depository Trust Company, held of record _________ shares of the Fund, equal to approximately ____% of the outstanding shares of the Fund.

                                 OTHER BUSINESS

         The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS


         All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2003, must be received by the Fund addressed to Progressive Return Fund, Inc. c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179 for inclusion in the Fund's proxy statement and proxy relating to that meeting in advance of the meeting as set forth below. Any stockholder who desires to bring a proposal at the Fund's 2003 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver (via the U.S. Post Office or such other means that guarantees delivery) written notice thereof to the Secretary of the Fund c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 13th Floor, New York, New York 10179 no earlier than one hundred twenty (120) calendar days and no later than ninety
(90) days prior to the anniversary of the date of the Notice of the preceding year's Annual Meeting of Stockholders.

                                                  PROGRESSIVE RETURN FUND, INC.

                                                  Thomas R. Westle
                                                  Secretary

Dated:   March 25, 2002


         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                          ARTICLES OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                          PROGRESSIVE RETURN FUND, INC.

         Progressive Return Fund, Inc. (hereinafter referred to as the "Corporation"), a Maryland corporation, hereby certifies to the State Department of Assessments and Taxation of Maryland:

FIRST: Article V Section (1) of the Articles of Incorporation is hereby amended in its entirety to read as follows:

         (1) The total number of shares of capital stock that the Corporation shall have authority to issue is one hundred million (100,000,000) shares, of the par value of one tenth of one percent ($0.001) per share and of the aggregate par value of one hundred thousand dollars ($100,000), all of which one hundred million (100,000,000) shares are designated Common Stock.

                  Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Corporation's common stock par value $0.001 per share, issued and outstanding immediately prior to the Effective Date (the "Pre-Split Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed (the "Reverse Stock Split") into 0.25 of one share of common stock par value $0.001 per share (the "Post Split Common Stock").

SECOND: The foregoing amendment to the Articles of Incorporation of the Corporation has been approved by the Board of Directors of the Corporation.

IN WITNESS THEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on this ____ day of April, 2002.

                                           PROGRESSIVE RETURN FUND, INC.


                                           By: ______________________________
                                           Name:    Ralph W. Bradshaw
                                           Title:   President
WITNESS:


By: _________________________
Name:    Thomas R. Westle
Title:   Secretary

                               FORM OF PROXY CARD

                          PROGRESSIVE RETURN FUND, INC.

         The undersigned stockholder of Progressive Return Fund, Inc. (the "Fund") hereby constitutes and appoints Messrs. Ralph W. Bradshaw, Thomas R. Westle and Frank J. Maresca, or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Stockholders of the Fund to be held on Thursday, April 18, 2002 at 11:00 a.m., New York time, at the offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, 13th Floor, Conference Room 301, New York, New York 10179, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

         The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to (a) the election of two Class II Directors; (b) the ratification of the selection by the Board of Directors of the Fund's independent accountants;
(c) approve the one-for-four reverse stock split of the Fund's issued and outstanding shares of common stock and the amendment to the Articles of Incorporation; and (d) the consideration and vote of such other matters as may properly come before the Annual Meeting of Stockholders or any adjournment thereof. If no such specification is made, the undersigned will vote FOR each of the proposals set forth above, and in their discretion with respect to such other matters as may properly come before the Annual Meeting of Stockholders.


--------------------------------------------------------------------------------


          THIS PROXY IS SOLICITED ON BEHALF OF PROGRESSIVE RETURN FUND,
              INC.'S BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                           STOCKHOLDERS TO BE HELD ON

                                 April 18, 2002

                    (To be dated and signed on reverse side)

Please mark boxes / / or /X/ in blue or black ink.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:

 --------
    X
 --------

--------------------------------------------------------------------------------
1.       To elect two (2) Class III Directors:      FOR           WITHHELD
         Edwin Meese III                            [ ]             [ ]

         Ralph W. Bradshaw                          [ ]             [ ]

2. To ratify the selection by the Board of Directors of Tait, Weller & Baker as the Fund's independent accountants for the year ending December 31, 2002:

                                FOR               AGAINST              ABSTAIN
                                [ ]                 [ ]                  [ ]

3. To approve the one-for-four reverse stock split of the issued and outstanding shares of common stock and the amendment to the Articles of
         Incorporation:

                                FOR               AGAINST              ABSTAIN
                                [ ]                 [ ]                  [ ]

     In their discretion, the proxies are authorized to consider and vote upon such matters as may properly come before said Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL.

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not effect your right to attend the Annual Meeting of Stockholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)____________________________ DATE___________________

NOTE: Please sign exactly as name appears. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.